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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                            reported): March 4, 2005


                              PANERA BREAD COMPANY
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



     Delaware                  000-19253                     04-2723701
     --------                  ---------                     ----------
  (State or Other             (Commission                 (I.R.S. Employer
  Jurisdiction of             File Number)                Identification No.)
  Incorporation)



6710 Clayton Road
Richmond Heights, MO                                           63117
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(Address of Principal Executive Offices)                     (Zip Code)

                                  314-633-7100
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 10, 2005, the Company issued a press release regarding the restatement of its financial statements, which press release is furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 4, 2005, the Company's management and the Audit Committee of the Board of Directors concluded that the Company's previously issued consolidated financial statements should be restated to correct the Company's method of accounting for straight-line rent expense under its leases, depreciation of related leasehold improvements, and classification of landlord allowances.

Management reached this conclusion following a comprehensive review of the Company's lease and related leasehold improvement accounting practices. Consistent with many other companies in the restaurant and retail industries, the Company historically recorded rent expense on a straight-line basis over the initial non-cancelable term commencing upon location opening. The Company has concluded that the calculation for straight-line rent should be based on the reasonably assured lease term as defined in SFAS 98, "Accounting for Leases," which in most cases exceeds the initial non-cancelable lease term. The Company has also concluded that any construction period or other rent holidays should be included in its determination of straight-line rent expense. In addition, the Company reassessed the depreciable lives of leasehold improvements at all locations to be the shorter of their estimated useful life or the reasonably assured lease term at the inception of the lease. Further, the Company concluded that landlord allowances which it had previously recorded as a reduction to related leasehold improvements should be reflected as deferred rent and amortized over the reasonably assured lease term as a reduction to rent expense rather than depreciation.

The Company evaluated the materiality of these corrections on its financial statements and concluded that the incremental impact of these corrections is not material to any quarterly or annual period, respectively; however, the cumulative effect of these corrections is material to the fourth quarter of fiscal 2004. As a result, the Company concluded that it will restate its previously issued financial statements to recognize the impact of recording these corrections which do not impact the Company's previously reported net cash flows, revenues, or comparable bakery-cafe sales.

The Company expects to file the corrections to its annual and interim financial data in its annual report on Form 10-K for the fiscal year ended December 25, 2004. The Company will file for a fifteen-day extension of the March 10, 2005 deadline for its 2004 Form 10-K in order to finalize corrections to its lease accounting and complete the preparation and review of its filing. The Company's Form 10-Q's for fiscal 2005 will reflect the restated information for the corresponding quarters in fiscal 2004.

As a result of the Company's determination to restate its consolidated financial results as discussed above, the financial statements for the quarter ended October 2, 2004 and earlier periods should no longer be relied upon.

The Company's management has discussed its conclusions disclosed in this Form 8-K with the Audit Committee of the Board of Directors and PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number  Description of Exhibit
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     99.1       Press Release dated March 10, 2005